UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2016

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2016, the Office of the Comptroller of the Currency (the "OCC") announced that it had terminated EverBank’s 2011 consent order, as amended in 2013 and 2015, having determined that EverBank now complies with such order. In conjunction with the termination, EverBank was required by the OCC to pay $1 million in civil money penalties pertaining to certain improper fees charged to borrowers between January 2011 and March 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary
Dated: January 5, 2016